UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2006
T REIT, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-49782 (Commission File Number)	52-2140299 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On or about July 24, 2006, T REIT, Inc., or the Company, distributed a letter dated July 24, 2006, or the Shareholder Letter, to its shareholders regarding the Company’s sale of two additional properties and a liquidating distribution to its shareholders pursuant to the plan of liquidation approved by shareholders on July 27, 2005. The full text of the Shareholder Letter is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 — T REIT, Inc. Shareholder Letter dated July 24, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.
Date: July 24, 2006	By:	/s/ Jack R. Maurer
		Name:	Jack R. Maurer
		Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	T REIT, Inc. Shareholder Letter dated July 24, 2006